Exhibit 99.1 Corporate Presentation January 2024 © 2023 VERA THERAPEUTICS, INC.

Forward Looking Statements Disclaimer This material has been made available to you with the consent of Vera Therapeutics, Inc. ( we , us , our , or the Company ). Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding atacicept's best-in-class potential, the Company’s ongoing Phase 3 clinical trial of atacicept for IgAN, and regulatory matters, including the timing and likelihood of success in obtaining drug approvals and atacicept's projected launch. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “project,” “estimate,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks related to the regulatory approval process, the potential that results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company's business in general, the impact of macroeconomic and geopolitical events, including the COVID-19 pandemic, and the other risks described in the Company's filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 © 2023 VERA THERAPEUTICS, INC.

Corporate Highlights • Atacicept targets B cells and plasma cells, and has pipeline-in-a-drug potential • Currently in Phase 3 pivotal trial for IgA Nephropathy (IgAN), a large potential market • Differentiation based on disease-modifying MOA, evident in long-term eGFR stabilization • Phase 2b 72-week results will be presented Jan 25 • Phase 3 readout 1H 2025, potential first-to-market self-administered B-cell modulation therapy 1 • Strong financial profile, ~$160M cash, cash equivalents, and marketable securities as of 9.30.23, plus $25M from credit facility drawn down in Dec 2023, together sufficient to fund IgAN-focused operations to 2026 1. Unaudited. 3 © 2023 VERA THERAPEUTICS, INC.

Atacicept: Potential Value Creation Over Next 18 Months Catalyst 2024 2025 2026 Present 72-week eGFR and proteinuria Jan 25 data from ORIGIN Phase 2b 2H Phase 3 estimated full enrollment Present 96-week eGFR and proteinuria 4Q data from ORIGIN Phase 2b 1H Present topline Phase 3 data 2H BLA submission Projected launch Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 4 © 2023 VERA THERAPEUTICS, INC.

Management Team: Successful Clinical and Commercial Track Record



Marshall Fordyce, MD
President and CEO
- >15 years drug dev leadership
- 7 new drug approvals, Project Lead for tenofovir alafenamide program

GILEAD



Sean Grant, MBA
Chief Financial Officer
- >15 years in corporate strategy, finance, and capital raising
- Former healthcare banker with capital raising and M&A experience

CareDx Your Partner in Transplant Care™   citi



Robert Brenner, MD
Chief Medical Officer
- >25 years nephrology experience and biotech leadership overseeing multiple drug approvals

AMGEN   amag



William Turner
Chief Development Officer
- ~30 years drug dev and commercialization leadership in multiple therapeutic areas

DYNAVAX   aimmune THERAPEUTICS



Lauren Frenz, MBA
Chief Business Officer
- >15 years industry experience, including global commercial planning and multiple blockbuster launches at Gilead
- Strategic advisory at Leerink

GILEAD   LEERINK PARTNERS



Kelly Rauber
VP, Head of HR
- >18 years in-depth HR experience from multiple industries

CYTOMX   ORIC

5
© 2023 VERA THERAPEUTICS, INC.

vera therapeutics

Financial Position ~$160M $25M Cash, cash equivalents, Drawdown of and marketable securities credit facility (unaudited as of 9.30.23) (Dec 2023) Current capital position sufficient to fund IgAN-focused operations to ~44.4M Shares outstanding (as of 9.30.23) 2026 6 © 2023 VERA THERAPEUTICS, INC.

Strategic Vision: Develop Transformative Therapeutics for Immunologic Diseases Lead indications with large markets and validated clinical data Lead Indication IgAN Phase 3 initiated Potential Indication Expansion Phase 3 ready Lupus nephritis Phase 3 ready Systemic lupus erythematosus Phase 3 potential Sjogren’s syndrome Phase 3 potential Myasthenia gravis Membranous nephropathy Phase 3 potential 7 © 2023 VERA THERAPEUTICS, INC.

IgAN: Large Unmet Need and Significant Commercial Opportunity

Serious and progressive autoimmune disease of the kidney; average age of diagnosis 30 years old, severely impacting quality of life[1]

Orphan disease indication in the US and EU[2]

Up to 50% of IgAN patients progress to **ESKD**, resulting in need for **dialysis or transplant**[3,4]

~$6–10B Annual Market Opportunity in US, EU, and Japan for Novel IgAN Therapeutics[5]



~126K
~136K
~130K
Prevalence
Addressable
~60K
~65K
~80K
US
EU
Japan

ESKD = end-stage kidney disease.
1. Jarrick S, et al. J Am Soc Nephrol 2019; 2. Orphan Disease Designation not yet obtained for atacicept in IgAN; 3. Kwon CS, et al. J Health Econ Outcomes Res 2021; 4. Pitcher D, et al. Clin J Am Soc Nephrol 2023; 5. ClearView Healthcare Partners Analysis. Prevalence and addressable population estimates based on peak year forecast.

8 © 2023 VERA THERAPEUTICS, INC.

Atacicept Targets All Upstream Hits of IgAN Pathogenesis, Leading to Downstream Improvements B Cell Maturation and Class-Switching Systemic Circulation Glomerulonephritis Lymphoid tissue 2 6 Fewer plasma cells Atacicept Plasma cell Reduced circulating mistraffic to immune complexes systemic circulation may lead to less glomerular deposition 1 B cell priming 3 4 is inhibited Peyer’s Patch Atacicept Atacicept reduces 1 reduces Gd-IgA1 anti-Gd-IgA1 B 2 autoantibodies 7 B Glomerulus Atacicept leads to 1 proteinuria reduction, 1 Bacteria eGFR stabilization, and 5 4 hematuria improvement Atacicept reduces B 3 immune complexes Steps that Atacicept impacts Intestinal Tract 1. Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023; 2. Barratt J, et al. Nephrol Dial Transplant 2022;3 suppl 3, abstr FC051; 3. Barratt J, et al. ASN Kidney Week 2022, SA-PO655; 4. Barratt J, et al. ASN Kidney Week 2023, SA-PO887. 9 © 2023 VERA THERAPEUTICS, INC.

Atacicept: Favorable MOA for Potential Disease Modifying Therapy Potential Disease Modifying Therapy for IgAN 1 2 3 4 Decrease Reduce Reduce Stabilize Gd-IgA1 & hematuria proteinuria eGFR immune complexes Dual blockade reduces long-term risk of single pathway intervention escape + Based on clinical trial results of atacicept for IgAN to date. 10 © 2023 VERA THERAPEUTICS, INC.

Prospective IgAN Treatment Paradigm B cell modulators have potential as front-line plus treatment based on unique eGFR stabilization Hemodynamic Disease-modifying Other immunomodulatory Nontargeted immunosuppressant 1L: RAASi (current SOC) 1L+: BAFF/APRIL (atacicept) ± other renal supportive care (RAASi, SGLT2i, ERA) 2L+: Complement, Other (+ 1L SOC) 3L+: Corticosteroids (+ 1L SOC) Increased risk of disease progression APRIL = A proliferation-inducing ligand; BAFF = B-cell activating factor; ERA = endothelin receptor antagonist; RAASi = renin-angiotensin-aldosterone system inhibitor; SGLT2i = sodium-glucose cotransporter 2 inhibitor; SOC = standard of care. 11 © 2023 VERA THERAPEUTICS, INC.

Rationale for Dual Inhibition of BAFF + APRIL with Atacicept



BAFF
APRIL
Atacicept
BAFF-R
TACI
BCMA
Immature B cell
Mature B cell
Plasma cell
Autoantibodies and immune complexes
BAFF-R
Immature B cell survival and maturation
TACI
T cell independent antibody responses; B cell regulation; class-switch recombination
BCMA
Plasma cell survival

- Elevated BAFF plays **key role in IgAN pathogenesis**
  - BAFF and APRIL levels are both elevated in patients with IgAN and are each associated with clinical severity[1-3]
  - In preclinical models, overexpression of BAFF alone can lead to the development of kidney IgA deposits and IgA-like nephritis[4]
  - BAFF can directly increase the expression of factors associated with fibrosis and inflammation in mesangial cells[2]
  - Dual blockade of BAFF and APRIL decreased renal damage in an immunologic animal model more than individual blockade of either pathway alone[5]
- Dual inhibition may be **necessary for maximal and sustained clinical efficacy**
  - BAFF or APRIL alone are each capable of independently supporting plasma cell survival[5,6]
  - Blocking both biologic targets may avoid compensatory increase in parallel signal[7,8]
  - Blocking APRIL alone may lead to upregulation of BAFF signaling with potential consequences on efficacy[9]
- Dual inhibition **enables lower dose, simpler product**
  - Atacicept 150 mg is self-administered as a single, small volume (1 mL) injection, potentially optimizing patient experience

APRIL = A proliferation-inducing ligand; BAFF = B-cell activating factor; TACI = transmembrane activator and CAML interactor.

1. Xin G, et al. J Nephrol 2013; 2. Cao Y, et al. Mol Med Rep 2020; 3. Zhai Y, et al. Medicine (Baltimore) 2016; 4. McCarthy D, et al. J Clin Invest 2011; 5. Haselmayer P, et al. Eur J Immunol 2017; 6. Benson M, et al. J Immunol 2008; 7. Yeh T, et al. J Allergy Clin Immunol 2020; 8. Tsiantoulas et al. Nature 2021; 9. Vallerskog T, et al. Arthritis Res Ther 2006.

Atacicept is investigational and has not been approved by any regulatory authorities for any use.

12
© 2023 VERA THERAPEUTICS, INC.

Atacicept Binds BAFF and APRIL with Low Nanomolar Potency BAFF APRIL Kd 1.45 nM Kd 0.672 nM 70 54 60 46 200 nM 50 38 100 nM 200 nM 50 nM 40 30 30 22 50 nM 20 14 10 nM 10 nM 10 2 nM 6 Buffer 0 -2 Buffer -10 -10 200 300 400 500 600 700 800 900 1000 200 280 360 440 520 600 680 760 840 920 1000 Time, s Time, s Vera data on file. 13 © 2023 VERA THERAPEUTICS, INC. Resp. Diff, RU

Summary of Positive Phase 2b Week 36 Results

origin

- **Met primary endpoint, with statistically significant UPCR reductions on atacicept 150 mg**

PP Analysis	ITT Analysis	
Δ 43%*	Δ 35%*	*p<0.05

- **Stable eGFR observed for patients on atacicept, with clinically meaningful and statistically significant difference vs placebo**

  Mean eGFR % change with atacicept 150 mg vs placebo was **11% (p=0.038)**, approximating to an absolute difference of **5.8 mL/min/1.73 m^2**

- **Hematuria resolution in 80% of patients on atacicept 150 mg vs 5% on placebo**

- **Gd-IgA1 reduction of 64% from baseline with atacicept 150 mg**

- **Clinical safety profile similar between atacicept and placebo**

Atacicept 150 mg dose selected for Phase 3 clinical trial, initiated in June 2023

eGFR = estimated glomerular filtration rate; ITT = intent to treat; PP = per-protocol; UPCR = urine protein:creatinine ratio.
Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023.

14
© 2023 VERA THERAPEUTICS, INC.

vera therapeutics

ORIGIN Phase 2b IgAN Trial: Study Design and Objectives

Multinational, randomized, placebo-controlled trial



Double-Blind Treatment
Open-label Extension
Placebo n=30
Atacicept 25 mg qwk n=15
Atacicept 75 mg qwk n=30
Atacicept 150 mg qwk n=30
Atacicept 150 mg qwk
Week 0
24
1° Endpoint
36
2° Endpoint
96/ET

Inclusion Criteria

- Patients ≥18 years old with IgAN on renal biopsy and high risk of disease progression
- Stable and optimized RAASi for ≥12 weeks
- Use of SGLT2i allowed
- UPCR-24h >0.75 g/g or UP >0.75 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 24 ★
- Key secondary: UPCR-24h at week 36 ★
- eGFR change up to week 96 ☆
- Gd-IgA1 change
- Safety

ET = end of treatment; RAASi = renin-angiotensin-aldosterone system inhibitor; SGLT2i = sodium-glucose cotransporter-2 inhibitor.

15
© 2023 VERA THERAPEUTICS, INC.

30% Placebo-Adjusted Reduction in Proteinuria Known to be Clinically Meaningful in IgAN Patients

- 30% placebo-adjusted reduction in proteinuria at week 36 is associated with improvement of renal function in IgAN as measured by eGFR slope[1]
- Placebo-adjusted reduction of 30% could delay ESKD by over 10 years[2]

- Early change in proteinuria at week 36 is an approvable surrogate endpoint for FDA accelerated approval, based on precedents set by Calliditas' Tarpeyo (Δ 31%[3]) and Travere's Filspari (Δ 35%[4])
- eGFR slope at 2 years is the key confirmatory endpoint for full approval

1. Inker LA, et al. Am J Kidney Dis 2021;78:340-9.E1; 2. Carroll K, et al. Nephrol Dial Transplant 2021;36 suppl 1;gfab104.004; 3. Tarpeyo [package insert]. Calliditas Therapeutics AB; 2021. 4. Filspari [package insert]. Travere Therapeutics, Inc.; 2023.

16 © 2023 VERA THERAPEUTICS, INC.

vera therapeutics

Patient Disposition Screened, n=232 Screen Failures, n=116 Randomized and Treated, n=116 All Atacicept, n=82 Placebo, n=34 Safety and ITT population n=82 n=34 Prespecified Week 36 PP analysis n=73 (89%) n=26 (76%) Excludes patients with protocol violations as identified by blinded third-party CRO Discontinued Discontinued 1 2 n=2 (2%) n=3 (9%) n=80 (98%) Completed Week 36 and entered OLE n=31 (91%) ITT = intent to treat; PP = per protocol; OLE = open label extension. 1. Discontinued to pursue elective surgery (1), discontinued due to positive hepatitis B DNA and adverse event (1). 2. Initiated prohibited medication for concomitant disease (1), discontinued due to plan to start prohibited medication for concomitant disease (1) and adverse event (1). Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 17 © 2023 VERA THERAPEUTICS, INC.

Demographics and Baseline Characteristics Overall Atacicept 25 mg Atacicept 75 mg Atacicept 150 mg Placebo Mean ± SD or n (%) n=116 n=16 n=33 n=33 n=34 Age, y 39 40 41 38 39 Male sex 69 (59) 9 (56) 19 (58) 22 (67) 19 (56) Race White 62 (53) 7 (44) 12 (36) 17 (52) 26 (76) Asian 51 (44) 7 (44) 20 (61) 16 (48) 8 (24) Other 3 (3) 2 (12) 1 (3) 0 0 2 eGFR, mL/min/1.73 m 63 ± 27.3 71 ± 28.7 64 ± 25.4 56 ± 22.7 66 ± 31.7 1.6 ± 0.9 1.6 ± 0.8 1.7 ± 0.9 1.7 ± 1.0 1.6 ± 0.8 UPCR by 24h urine, g/g SGLT2i use 16 (14) 3 (19) 3 (9) 4 (12) 6 (18) Time from biopsy, y 2.8 ± 2.8 1.7 ± 1.6 3.5 ± 2.8 3.3 ± 3.4 2.1 ± 2.4 Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 18 © 2023 VERA THERAPEUTICS, INC.

UPCR % Change with Atacicept 150 mg at Week 36 1 ITT Analysis PP Analysis 20 10 5% 3% 0 -10 -20 -30 Δ 35% -33% p=0.012 -40 Δ 43% -40% p=0.003 -50 Placebo Atacicept 150 mg Placebo Atacicept 150 mg n=26 n=26 n=34 n=33 p-values, percentage changes from baseline, and treatment differences were computed using FDA-endorsed mixed-effects modeling which takes into account the effects of baseline UPCR and eGFR. 1. PP analysis excludes patients with protocol violations identified at week 36 data-cut prior to unblinding. Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 19 © 2023 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline in UPCR-24h

eGFR Change with Atacicept 150 mg Through Week 36 15 10 5 1.6%Δ 11% p=0.038 0 5.8 2 mL/min/1.73 m -5 Absolute difference in mean change at week 36 -10 -8.5% -15 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 Week n= Placebo 34 34 34 34 34 30 Atacicept 150 mg 33 33 33 32 32 31 ITT analysis; p-values, percentage changes from baseline, and treatment differences were computed using FDA-endorsed mixed-effects modeling. Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 20 © 2023 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline in eGFR

Atacicept Has Shown Stable and Persistent eGFR Trends in Multiple RCTs Placebo Atacicept 75 mg Atacicept 150 mg Phase 2a JANUS Phase 2b ORIGIN 1 2 eGFR Change through Week 72 eGFR Change through Week 36 30 30 2 5.8 mL/min/1.73 m Absolute difference in 20 20 mean change at week 36 10 10 Δ 11% 1.6% p=0.038 0 0 -10 -10 -8.5% -20 -20 -30 -30 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Week Week n= n= 5 5 5 5 5 5 5 5 5 5 4 3 34 34 34 34 34 30 5 5 5 5 5 5 5 5 4 4 4 3 33 33 33 32 32 31 1. Safety analysis set; descriptive statistics. 2. ITT analysis; p-values, percentage changes from baseline, and treatment differences were computed using FDA-endorsed mixed-effects modeling. 21 © 2023 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline in eGFR

Hematuria Resolved in 80% of Patients on Atacicept 150 mg vs 5% on Placebo at Week 36 100 80% 80 • Hematuria represents active glomerulonephritis (inflammation of glomeruli), and resolution is 60 2,3 associated with improved renal outcomes 40 • Most patients receiving atacicept 150 mg with 4 hematuria at baseline had resolution at week 36 20 5% 0 Placebo Atacicept 150 mg n=1/19 n=12/15 1. Participants with baseline hematuria (≥0.06 mg/dL) who resolved to negative or trace (≤0.03 mg/dL) at week 36. 2. Sevillano AM, et al. J Am Soc Nephrol 2017;28:3089-99; 3. Yu G, et al. Am J Kidney Dis 2020;76:90-9; 4. Barratt J, et al. ASN Kidney Week 2023; abstr SA-PO887. 22 © 2023 VERA THERAPEUTICS, INC. 1 % Participants

Dose-dependent Reductions Observed in Serum IgG, IgA, and IgM Through Week 36 IgG IgA IgM 0 0 0 0% -3% -4% * * * * * -14% * -20 * -20 -20 * * * * * * * * -32% -32% * -37% -40 -40 -40 * * * * * * * * * * -54% * * * -59% -60 -60 -60 -63% * * * * -70% * -73% * * -80 -80 -80 0 4 8 12 16 20 24 28 32 36 0 4 8 12 16 20 24 28 32 36 0 4 8 12 16 20 24 28 32 36 Week Week Week n= Placebo 34 34 34 34 30 34 34 34 34 30 34 34 34 34 30 Atacicept 25 mg 16 16 16 15 15 16 16 16 15 15 16 16 16 15 15 Atacicept 75 mg 33 33 33 33 33 33 33 33 33 33 33 33 33 33 33 Atacicept 150 mg 33 33 32 32 30 33 33 32 32 30 33 33 32 32 30 ITT analysis; *p<0.05 vs placebo. p-values, percentage changes from baseline, and treatment differences were computed using FDA-endorsed mixed-effects modeling. Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 23 © 2023 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline

Gd-IgA1 % Change Through Week 36 20 0 -7% * -20 * * * * -40 -39% * * * * -62% -60 * -64% * * -80 0 4 8 12 16 20 24 28 32 36 Week n= Placebo 33 33 33 33 29 Atacicept 25 mg 16 16 16 15 15 Atacicept 75 mg 33 33 33 33 33 Atacicept 150 mg 32 32 30 30 30 ITT analysis; *p<0.05 vs placebo. p-values, percentage changes from baseline, and treatment differences were computed using FDA-endorsed mixed-effects modeling. Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 24 © 2023 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline in Gd-IgA1

At Week 36, 82% of Patients on Atacicept 150 mg Had 1 Gd-IgA1 Reductions to the Lowest Risk Quartile Placebo, n=34 Atacicept 150 mg, n=33 1.0 Baseline Week 4 Week 12 Week 24 Week 36 Baseline Week 4 Week 12 Week 24 Week 36 1 1 2 2 3 3 4 4 Group 1 5 5 0.8 6 6 7 7 8 8 9 9 10 10 11 11 0.6 12 12 Group 3 13 13 14 14 15 15 16 16 Group 2 0.4 17 17 18 18 Group 4 19 19 20 20 Group Gd-IgA1 U/mL 21 21 22 22 1 <236.5 0.2 23 23 2 236.5–312.5 24 24 25 25 3 312.5–407.8 26 26 4 >407.8 27 27 28 28 0.0 29 29 0 12 24 36 48 60 72 84 96 30 30 31 31 32 32 Follow-up (months) 33 33 34 • High Gd-IgA1 levels are associated with greater risk 2 of renal function deterioration, ESRD, and death Gd-IgA1 cutoffs (μg/L) per quartile 1 <3685.5 2 3685.5–<4836.9 3 4836.9–<7224.4 4≥7224.4 Missing At baseline, 4, 12, 24, and 36 weeks, serum Gd-IgA1 values were assessed and classified into intra-study quartiles using cutoffs derived from baseline Gd-IgA1 values from the ORIGIN population. 1. Barratt J, et al. ASN Kidney Week 2023; abstr SA-PO887; 2. Zhao N et al. Kidney Int 2012; 3. Barratt J, et al. ASN Kidney Week 2023; abstr SA-PO887. 25 © 2023 VERA THERAPEUTICS, INC. Renal Cumulative Survival Patients

Treatment-Emergent Adverse Events Through Week 36 Atacicept 25 mg Atacicept 75 mg Atacicept 150 mg Placebo Patients, n (%) n=16 n=33 n=33 n=34 TEAEs 11 (69) 24 (73) 25 (76) 27 (79) 1 Study drug-related TEAEs 6 (38) 17 (52) 19 (58) 14 (41) 2 3 4 Serious TEAEs 0 1 (3) 1 (3) 3 (9) TEAEs leading to study drug 5 6 0 0 1 (3) 1 (3) discontinuation Deaths 0 0 0 0 1. Majority of study drug-related TEAEs were injection site reactions; one contributed to drug discontinuation. 2. Multiple fractures, resolved, unrelated to study treatment. 3. Gastroenteritis norovirus, resolved, unrelated to study treatment. 4. Anaphylactic reaction resolved (n=1); forearm fracture resolved (n=1); flank pain not resolved and ulnar nerve paralysis resolved with sequelae (n=1); all unrelated to study treatment. 5. Discontinued after 3 injections due to injection site reaction and positive hepatitis B DNA that resolved without treatment 3 weeks later, normal liver function throughout. 6. Discontinued after 31 injections due to worsening flank pain that was not resolved; unrelated to study treatment. Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 26 © 2023 VERA THERAPEUTICS, INC.

No Significant Change in Lymphocyte Counts at Week 36 Mean ± SD Atacicept 25 mg Atacicept 75 mg Atacicept 150 mg Placebo 9 Lymphocyte counts, 10 /L n=16 n=33 n=33 n=34 1.83 ± 0.66 1.76 ± 0.64 1.77 ± 0.58 1.7 ± 0.52 Baseline 1.93 ± 0.64 1.68 ± 0.60 2.00 ± 0.75 1.62 ± 0.36 Week 36 n=13 n=30 n=31 n=29 Change at week 36 0.08 ± 0.60 -0.07 ± 0.36 0.22 ± 0.69 0.003 ± 0.36 27 © 2023 VERA THERAPEUTICS, INC.

Balanced Infections with Atacicept vs Placebo Infections through Week 36 in ORIGIN Atacicept 25 mg Atacicept 75 mg Atacicept 150 mg Placebo Patients, n (%) n=16 n=33 n=33 n=34 1 Infections 6 (38) 16 (48) 13 (39) 11 (32) Occurring in >1 patient COVID-19 4 (25) 9 (27) 8 (24) 6 (18) Upper respiratory tract infection 0 3 (9) 2 (6) 0 Nasopharyngitis 0 1 (3) 3 (9) 1 (3) Urinary tract infection 2 (13) 1 (3) 1 (3) 0 Viral infection 0 2 (6) 0 2 (6) Influenza 0 1 (3) 0 1 (3) Tonsillitis 1 (6) 1 (3) 0 0 • Infections balanced overall and similar COVID-19 positive rates between atacicept and placebo groups 2 • No increase in incidence or severity of COVID-19 infections with atacicept vs placebo • In the Phase 2a JANUS study, no patients changed from protective to nonprotective status for diphtheria toxoid 2 or tetanus toxoid 1. One severe infection (gastroenteritis norovirus, resolved and not related to study treatment); all others were mild or moderate; 2. Barratt J, et al. ASN Kidney Week 2023; abstr SA-PO884; titer ≥0.1 IU/mL required to maintain immunity for both diphtheria toxoid and tetanus toxoid. 28 © 2023 VERA THERAPEUTICS, INC.

Summary of Clinical Safety Data Through Week 36 Atacicept was generally well tolerated in IgAN patients, with no reported deaths, low rate (2%) of serious AEs overall, and 1 patient (1%) discontinued atacicept due to AE Infections were balanced between atacicept and placebo, including COVID Low rates of serious AEs and AEs leading to discontinuation for atacicept No patient had study drug discontinuation or interruption due to hypogammaglobulinemia Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023. 29 © 2023 VERA THERAPEUTICS, INC.

Enrolling Phase 3 Trial of Atacicept for IgAN

Regulatory Feedback	FDA Type C meeting Q4'22 & written feedback received Q2'23 enabled alignment on Ph3 protocol to accelerate Ph3 trial start in early June
Operational Efficiency	Ability to leverage ORIGIN worldwide sites and experience Attractive trial with self-administration and supportive Ph2b results
Atacicept 150 mg Dose Selection	UPCR and eGFR met statistical significance and were clinically meaningful for atacicept 150 mg at week 36 in ORIGIN Ph2b
Derisked Phase 3	Same SC formulation and dose as used in ORIGIN Ph2b, similar study design as ORIGIN Ph2b

30
© 2023 VERA THERAPEUTICS, INC.

Phase 2b Subgroup Analyses Informed Phase 3 Design • Tested atacicept’s anticipated commercial formulation and setting (at home SC self administration) in patients with wide-spectrum disease severity and racially diverse backgrounds • Incorporated evolving SOC SGLT2i use in a multinational RCT Proprietary subgroup analyses that informed Phase 3 design and management included: eGFR UPCR Asian Region SGLT2i use 31 © 2023 VERA THERAPEUTICS, INC.

Initiated Phase 3 Pivotal Trial in June 2023

Atacicept Once Weekly SC Injection Formulation in Phase 3, Same as Phase 2b


Double-Blind Treatment
Open-label Extension
Placebo
Atacicept 150 mg qwk
Atacicept 150 mg qwk
Week 0
36
1° Endpoint
UPCR: n=200
104
2° Endpoint
eGFR: n=376
156

Inclusion Criteria

- Patients ≥18 years old with IgAN on renal biopsy and high risk of disease progression
- Stable and optimized RASi for ≥12 weeks
- Use of SGLT2i allowed
- UPCR-24h ≥1.0 g/g or UP ≥1.0 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 36 ★ to support potential accelerated approval
  - >90% power at week 36
- Key secondary: eGFR change up to week 104 ☆
  - 90% power for eGFR Δ 4 mL/min at week 104
- Safety

32 © 2023 VERA THERAPEUTICS, INC.

Target Commercial Drug Product Profile • Self-administration of small volume (1 mL) via autoinjector at commercial launch • Smallest volume among B-cell modifying drugs in development (2–4 mL with APRIL-only) • Large subcutaneous injection volumes are associated with pain and may affect tolerability 1 and adherence Monthly dosing possible and currently under exploration as LCM opportunity 1. Usach I, et al. Adv Ther 2019;36:2986-96. 33 © 2023 VERA THERAPEUTICS, INC.

Atacicept: Potential Value Creation Over Next 18 Months Catalyst 2024 2025 2026 Present 72-week eGFR and proteinuria Jan 25 data from ORIGIN Phase 2b 2H Phase 3 estimated full enrollment Present 96-week eGFR and proteinuria 4Q data from ORIGIN Phase 2b 1H Present topline Phase 3 data 2H BLA submission Projected launch Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 34 © 2023 VERA THERAPEUTICS, INC.

© 2023 VERA THERAPEUTICS, INC.